UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2006

OneTravel Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8662	23-2265039
(State or other Jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Lake Hearn Drive, Suite 300, Atlanta, GA	30319
(Address of principal executive offices)	(ZIP Code)

(Registrant’s telephone number, including area code) (404) 256-6620

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below);

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On September 28, 2006, following the sale of substantially all of the assets of OneTravel Holdings, Inc. to OTV Acquisition Co., the employment of our Chief Financial Officer, Phil Ferri, was terminated, and he became an employee of OTV Acquisition Co. Mr. Ferri will continue to be accessible to OneTravel Holdings, Inc. on an as needed basis to assist in the administration of the bankruptcy case.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONETRAVEL HOLDINGS, INC.
(Registrant)

By:	/s/ EDWARD J. WEGEL
EDWARD J. WEGEL, Chief Executive Officer, President and Chief Restructuring Officer

Date: October 17, 2006